UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Penn Center Blvd., Suite 201, Pittsburgh, PA	15235
300 Penn Center Blvd., Suite 201, Pittsburgh, PA	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7 – FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	World Health Alternatives, Inc. press release dated March 25, 2004, announcing results of operations for the fiscal quarter and year ended December 31, 2003.

ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated March 25, 2004, World Health Alternatives, Inc. announced its results of operations for the fiscal quarter and year ended December 31, 2003. The text of the press release is set forth in Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald

President Principal Financial Officer Principal Accounting Officer Chairman of the Board of Directors

By	/s/ Marc D. Roup

Marc D. Roup Chief Executive Officer and Director

Date: March 24, 2004

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EXHIBIT INDEX

(Pursuant to Item 601 of Regulation S-K)

Exhibit No.	Description and Method of Filing

99.1	World Health Alternatives, Inc. press release dated March 25, 2004, announcing results of operations for the fiscal quarter and year ended December 31, 2003, filed herewith.

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